Exhibit 10.1

                             ESCO Technologies Inc.
                       Summary Of Non-Employee Directors'
                                  Compensation
                            (Effective January, 2005)


1.       Board of Directors:
         -------------------

-        - Annual Retainer -- $20,000
-        - Lead Director Additional Annual Retainer -- $15,000
-        - Total annual fees for meetings attended -- $4,800 (four meetings)
-        - 1,600 shares of ESCO common stock per annum -- payable quarterly

2.       Committees of the Board:
--       ------------------------

-        - Total annual fees for meetings attended of the Audit and Finance
           ("A&F") Committee, Governance ("NCG") Committee, the Human Resources and Compensation ("HRC") Committee-$4,800 (four meetings)

3.       Committee Chairmen -- Annual Retainers:

-        - A&F Committee -- $7,000
-        - HRC Committee -- $5,000
-        - NCG Committee -- $5,000

All of the above cash retainers and fees shall be paid in advance in January of each year.